                                                                    Exhibit 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     PURSUANT TO RULE 13a-14 PROMULGATED BY
                     THE SECURITIES AND EXCHANGE COMMISSION
           (Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002)

I, Norman P. Leenhouts, certify that:

1.   I have  reviewed  this  quarterly  report on Form 10-Q of Home  Properties,
     Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officers  and I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a)   designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     b)   evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of he period covered by this report based on such evaluation; and

     c)   disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal  quarter (the  registrant's  fourth  quarter in the case  of  an  annual  report)  that  has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.   The registrant's other certifying  officers and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a)   all significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

     b)   any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

                                  By:  /s/ Norman P. Leenhouts
                                       -------------------------------
                                       Norman P. Leenhouts
                                       Chairman of the Board of Directors and
                                       Co-Chief Executive Officer
                                       November 14, 2003

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     PURSUANT TO RULE 13a-14 PROMULGATED BY
                     THE SECURITIES AND EXCHANGE COMMISSION
           (Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002)

I, Nelson B. Leenhouts, certify that:

1.   I have  reviewed  this  quarterly  report on Form 10-Q of Home  Properties,
     Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officers  and I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a)   designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     b)   evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of he period covered by this report based on such evaluation; and

     c)   disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal  quarter (the  registrant's  fourth  quarter in the case  of  an  annual  report)  that  has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.   The registrant's other certifying  officers and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a)   all significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

     b)   any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

                              By:  /s/ Nelson B. Leenhouts
                                   -------------------------------
                                   Nelson B. Leenhouts
                                   President and
                                   Co-Chief Executive Officer
                                   November 14, 2003

                                                                    Exhibit 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                     PURSUANT TO RULE 13a-14 PROMULGATED BY
                     THE SECURITIES AND EXCHANGE COMMISSION
           (Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002)

I, David P. Gardner, certify that:

1.   I have  reviewed  this  quarterly  report on Form 10-Q of Home  Properties,
     Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officers  and I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a)   designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     b)   evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of he period covered by this report based on such evaluation; and

     c)   disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal  quarter (the  registrant's  fourth  quarter in the case  of  an  annual  report)  that  has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.   The registrant's other certifying  officers and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a)   all significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

     b)   any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

                               By:  /s/ David P. Gardner
                                    -------------------------------
                                    David P. Gardner
                                    Senior Vice President and
                                    Chief Financial Officer
                                    November 14, 2003